SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 22, 1998
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                       BROOKDALE LIVING COMMUNITIES, INC.

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             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Brookdale Living Communities of California-RC, Inc. ("BLC-California-RC"), a subsidiary of Brookdale Living Communities, Inc. (the "Company"), and The Woodside Business Trust, an unaffiliated third party (the "Lessor"), entered into an operating lease (the "Lease"), dated as of December 18, 1998, pursuant to which BLC-California-RC leases from the Lessor a 274-unit senior living facility located in Redwood City, California, known as The Woodside Terrace (the "Facility"). As the lessee, BLC-California-RC has full use of the Facility, including the revenue producing activity at the Facility, and has retained the existing employee base at the Facility and the trade name and other operating rights of the Facility. The Lease transaction, therefore, was a "business" acquisition pursuant to Rule 11-01(d) of Regulation S-X. The Lease constitutes an operating lease for financial reporting purposes. The initial term of the Lease commenced on December 22, 1998 and expires on January 1, 2004. BLC-California-RC has the option to renew the Lease for up to five (5) one-year periods through January 1, 2009. Under the initial term of the Lease, BLC-California-RC is obligated to make monthly rent payments in the amount of $202,010, variable quarterly rent payments, the amount of which varies based on LIBOR and is estimated to be approximately $70,000 per quarter. During the term of the Lease, BLC-California-RC is responsible for the payment of all operating expenses related to the Facility. BLC-California-RC's obligations under the Lease are secured by a pledge by BLC-California-RC of securities currently valued at approximately $10,500,000. The Lessor financed the acquisition of the Facility, in part, with the proceeds of a loan (the "Loan") in the principal amount of $31,500,000 made to the Lessor by Glaser Financial Group, Inc. ("GFGI"), which expects to sell the Loan to Federal Home Loan Mortgage Corporation (Freddie Mac). Interest accrues on the outstanding principal balance of the Loan at the rate of 6.64% per annum. Principal on the Loan and accrued interest thereon are payable monthly, in arrears, based on a 30-year amortization schedule. The Loan matures on January 1, 2009. BLC-California-RC has guaranteed the Lessor's obligations under the Loan, which guaranty is secured by a leasehold mortgage issued by BLC-California-RC in favor of GFGI, pursuant to which BLC-California-RC grants to GFGI a security interest in BLC-California-RC's interests under the Lease.

         This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates, (iii) the effect of future legislation or regulatory changes on the Company's operations and (iv) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

a)        Financial statements of businesses acquired

         The financial statements required by Item 7(a) are presently being prepared and have not been included in this Form 8-K. The required financial statements will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this filing.

b)        Pro forma financial information

         The pro forma financial information required by Item 7(b) is presently being prepared and has not been included in this Form 8-K. The required pro forma financial information will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this filing.

c)       Exhibits

      Exhibit
      Number        Description
      -------       -----------

        10.1 Lease, dated as of December 18, 1998, by and between Brookdale Living Communities of California-RC, Inc., as lessee, and The Woodside Business Trust, as lessor-owner

        10.2 Multifamily Note, dated December 18, 1998, from The Woodside Business Trust, as maker, payable to the order of Glaser Financial Group, Inc.

        10.3 Multifamily Guaranty Agreement, dated as of December 18, 1998, issued by Brookdale Living Communitiesof California-RC, Inc. in favor of Glaser Financial Group, Inc.

        10.4 Multifamily Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 18, 1998, issued by Brookdale Living Communities of California-RC, Inc. in favor of Chicago Title Company, as trustee, for the benefit of Glaser Financial Group, Inc.

        10.5 Certificate A Pledge Agreement, dated as of December 22, 1998, by Brookdale Living Communities of California-RC, Inc. in favor of The Woodside Business Trust, Wilmington Trust Company, as valuation agent, and LaSalle National Bank, as collateral account bank.

        10.6 Certificate B Pledge Agreement, dated as of December 22, 1998, by Brookdale Living Communities of California-RC, Inc. in favor of The Woodside Business Trust, Wilmington Trust Company, as valuation agent, and LaSalle National Bank, as collateral account bank.

      Exhibit
      Number        Description
      -------       -----------

        10.7 Exceptions to Non-Recourse Guaranty, dated as of December 18, 1998, from Brookdale Living Communities, Inc. in favor of Glaser Financial Group, Inc.

        10.8 Indemnity Agreement, dated as of December 22, 1998, from Brookdale Living Communities, Inc. in favor of Wilmington Trust Company and SELCO Service Corporation.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BROOKDALE LIVING COMMUNITIES, INC.
                                   ----------------------------------
                                   Registrant



Dated:  January 6, 1999            By:  /s/  Robert J. Rudnik
                                        ---------------------
                                         Robert J. Rudnik
                                         Executive Vice President/
                                         General Counsel